UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    May 15, 2012

BAR HARBOR BANKSHARES

(Exact name of registrant as specified in its charter)

Commission File No. 001-13349

Maine	01-0393663
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

PO Box 400
82 Main Street, Bar Harbor, ME	04609-0400
(Address of principal executive offices)	(Zip Code)

(207) 288-3314

(Registrant's telephone number, including area code)

Inapplicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement	Page 2

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers	Page 2

Item 9.01 Financial Statements and Exhibits	Page 3

Signatures	Page 3

Item 1.01

Entry into a Material Definitive Agreement.

On May 15, 2012, Bar Harbor Bankshares (the “Company”) entered into a Change in Control, Confidentiality and Noncompetition Agreement (“Change in Control Agreement”) with Cheryl Mullen, Senior Vice President of Bar Harbor Bank & Trust (the “Bank”). Ms. Mullen’s Change in Control Agreement generally provides for severance of both salary and benefits for a period of twelve (12) months in the event of both a change of control of the Company and subsequent termination (or constructive termination) within twelve (12) months of a change of control, unless such termination was for cause.  A copy of Ms. Mullen’s Change in Control Agreement is filed herewith as Exhibit 10.1. The description of Ms. Mullen’s Change in Control Agreement is qualified in its entirety by reference to the full text of each of the agreement.

In addition, on May 15, 2012, the Company entered into Change in Control, Confidentiality and Noncompetition Agreements with executive officers Marsha Sawyer, Joshua Radel and Daniel Hurley.  These agreements replace Change in Control Agreements previously reported by Company for these executives. These agreements are identical to the terms and conditions set forth in Ms. Mullen’s Change in Control Agreement attached hereto as Exhibit 10.1, and the description contained herein is qualified in its entirety by reference to the form of agreement attached s Exhibit 10.1.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

5.02(e) Change In Control Agreements.

The Company is a party to previously disclosed Change in Control, Confidentiality and Noncompetition Agreements with certain of its executive officers, including its named executive officers. On May 15, 2012, the Company entered into a new Change in Control, Confidentiality and Noncompetition Agreement with named executive officer, Stephen Leackfeldt, Executive Vice President of Bar Harbor Bank & Trust (the “Bank”). Furthermore, on May 15, 2012, the Company entered into new Change in Control, Confidentiality and Noncompetition Agreements with Bank Executive Vice Presidents and named executive officers Mr. Michael Bonsey and Mr. Gregory Dalton. All of their agreements generally provide for severance of both salary and benefits for a period of twelve (12) months in the event of both a change of control of the Company and subsequent termination (or constructive termination) within twelve (12) months of a change of control, unless such termination was for cause. The Change in Control, Confidentiality and Noncompetition Agreements with each of these named executive officers are attached as Exhibit 10.2 to 10.4 to this report. The description of the Change in Control Agreements with these named executive officer is qualified in its entirety by reference to the full text of each of the respective agreements.

Mr. Leackfeldt was not previously party to a Change in Control, Confidentiality and Noncompetition Agreement with the Company. The agreements executed on May 15, 2012 with Messrs. Bonsey and Dalton replace previously disclosed agreements for those executives.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

Description

10.1

Change in Control Agreement with Executive Officer Mullen dated May 15, 2012 and form of Change in Control Agreement entered into with Executive Officers Sawyer, Radel and Hurley.

10.2

Change in Control Agreement entered into on May 15, 2012 with named executive officer Leackfeldt.

10.3

Change in Control Agreement entered into on May 15, 2012 with named executive officer Bonsey

10.4

Change in Control Agreement entered into on May 15, 2012 with named executive officer Dalton

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 18, 2012

BAR HARBOR BANKSHARES

/s/ Marsha C. Sawyer

Marsha C. Sawyer

Corporate Clerk

Exhibit Index

Exhibit No.

Description

10.1

Change in Control Agreement with Executive Officer Mullen and form of Change in Control Agreement entered into with Executive Officers Sawyer, Radel and Hurley.

10.2

Change in Control Agreement entered into on May 15, 2012 with named executive officer Leackfeldt.

10.3

Change in Control Agreement entered into on May 15, 2012 with named executive officer Bonsey

10.4

Change in Control Agreement entered into on May 15, 2012 with named executive officer Dalton

4